Exhibit 99.1

KRAMER LEVIN NAFTALIS & FRANKEL LLP
Kenneth H. Eckstein
Adam C. Rogoff
Douglas H. Mannal
Stephen D. Zide
1177 Avenue of the Americas
New York, New York 10036
Telephone: (212) 715-9100
Facsimile: (212) 715-8000
Counsel for the Debtors

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re:	:	Chapter 11
:
GENERAL MARITIME CORPORATION, et al.,	:	Case No. 11-15285 (MG)
:
Debtors.	:	Jointly Administered
x

CONSOLIDATED MONTHLY OPERATING REPORT
FOR THE PERIOD OF DECEMBER 1, 2011 THROUGH DECEMBER 31, 2011

Global Notes to the Debtors’ Monthly Operating Report

1.	Introduction.

On November 17, 2011 (the “Petition Date”) General Maritime Corporation (“General Maritime”), and its affiliated debtors in the above-referenced chapter 11 cases (collectively, the “Chapter 11 Cases”), as debtors and debtors-in-possession (collectively, the “Debtors”), filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Debtors are operating their business and managing their property as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  On November 29, 2011, the United States Trustee for the Southern District of New York appointed a statutory committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code.

2.	Consolidated Reports.

On November 18, 2011, the Bankruptcy Court entered an order directing procedural consolidation and joint administration of these Chapter 11 Cases [Docket No. 22] (the “Joint Administration Order”).  Pursuant to the Joint Administration Order, the Debtors are authorized to file their monthly operating reports on a consolidated basis.

For financial reporting purposes, the Debtors and their non-debtor affiliates (the “Non-Debtors”) historically prepared consolidated financial statements.  Unlike the consolidated financial statements, and pursuant to the Joint Administration Order, this Monthly Operating Report reflects the Debtors’ reasonable efforts to report financial information and the disbursements of each of the Debtors on a non-consolidated basis, and does not include financial information relating to the Non-Debtors.

The disbursements reported on MOR-1 reflect the Debtors’ reasonable efforts to report disbursements made on behalf of a Debtor by another Debtor or Non-Debtor as if such a disbursement was actually made by the Debtor on whose behalf the disbursement was made.  For example, payments relating to a vessel owned by one Debtor may have been made by a Non-Debtor or another Debtor and, as such, the payment has been listed as if made by the vessel-owning Debtor.  Nothing herein constitutes an admission that the Debtor entity is the obligor of such payment, and the Debtors reserve all rights to reclassify any disbursement, payment, or obligation as belonging to another entity.

3.	GAAP.

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply with generally accepted accounting principles in the United States of America (“GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent the condensed, combined information for all Debtor entities only and exclude all non-Debtor affiliates.  The financial statements and supplemental information contained herein are currently being reviewed for and remain subject to year-end audit and other adjustments.

i

The unaudited combined financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments but does not include all adjustments that would typically be made for financial statements in accordance with GAAP.

4.	Prepetition Financial Reporting.

General Maritime is a publicly-held corporation, the common shares of which traded prior to the Petition Date on the New York Stock Exchange under the symbol “GMR” and currently trade in the over-the-counter markets under the symbol “GMRRQ.”  For financial reporting purposes, General Maritime prepares consolidated quarterly and annual financial statements, including the Debtors and the Non-Debtors, that are filed with the U.S. Securities and Exchange Commission (the “SEC”).  The quarterly financial statements are unaudited and the annual financial statements are audited.  Unlike the consolidated financial statements, the financial information reported in this Monthly Operating Report has not been prepared in accordance with GAAP and does not include financial information regarding the Non-Debtors (except to the extent a disbursement has been made by a Non-Debtor on behalf of a Debtor).  In addition, this Monthly Operation Report does not include information that may be relevant to the time period covered by this Monthly Operation Report but is currently unknown to the Debtors and may become known in the future.  Accordingly, the financial statements contained in this Monthly Operating Report do not purport to be prepared in accordance with GAAP, nor are they intended to fully reconcile to or be comparable with the financial statements filed by General Maritime with the SEC.

5.	General Methodology.

The Debtors prepared this Monthly Operating Report relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this Monthly Operating Report.  Nevertheless, in preparing this Monthly Operating Report, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

6.	Past Performance.

The results of operations reported in this Monthly Operating Report are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

7.	Prepetition vs. Postpetition Liabilities.

The Debtors allocated liabilities between the prepetition and postpetition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report.  As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between the prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as necessary and appropriate, but shall be under no obligation to do so.

The Debtors have paid certain pre-petition liabilities in accordance with orders approved by the Bankruptcy Court authorizing such payments. The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider. Any aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.

In addition, the liabilities reported in this Monthly Operating Report do not reflect any analysis conducted by the Debtors regarding potential claims under section 503(b)(9) of the Bankruptcy Code. Accordingly, the Debtors reserve any and all of their rights to dispute or challenge the validity of any claims asserted under section 503(b)(9) of the Bankruptcy Code or the characterization of the structure of any transaction, document or instrument related to any creditor’s claim.

8.	Net Book Value of Assets.

It would be prohibitively expensive, unduly burdensome and an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. Consequently, amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated net book value.  Thus, unless otherwise noted, this Monthly Operating Report reflects the carrying values of the assets as recorded on the Debtors’ books and records as of the end of the month and are not based upon any estimate of their current market value.  The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

9.	Intercompany Transactions.

Intercompany transactions among the Debtors, as well as between the Debtors and the Non-Debtors, include intercompany cash sweep arrangements, intercompany financing arrangements and investments in subsidiaries. The intercompany balances due to/from Debtor entities have been eliminated in the accompanying combined balance sheet.  Intercompany transactions between the Debtor entities have similarly been eliminated in the accompanying interim condensed, combined statement of operations.

10.	Payments to Insiders.

In addition to the payments to insiders disclosed on MOR-6, the Debtors may make distributions to creditors that have (i) common directors with the Debtors, and/or (ii) directors and officers that are immediate family of the Debtors’ directors and officers (collectively, the “Associated Entities”) during the relevant reporting period.  In preparing the Schedules and Statements, the Debtors endeavored to identify all such Associated Entities.  The Associated Entities consist of the following entities: Aegean Marine Petroleum Network, Skuld, Mid-Atlantic Bulk Carriers Ltd., Genco Shipping & Trading Limited, Baltic Trading Limited, and Det Norske Veritas.  In addition, one of the Associated Entities does business with Kristenson Petroleum, Inc., one of the Debtors’ suppliers. Because the Associated Entities do not meet the definition of “insider” as defined in section 101(31) of the Bankruptcy Code, any payments to the Associated Entities are not disclosed on MOR-6.

11.	Payments to Professionals.

The Debtors have disclosed amounts billed by professionals compensated by the Debtors’ estate on MOR-6 to the extent that the Debtors have received invoices for such services during the relevant reporting period.  The Debtors have also included amounts relating to the reporting period that were invoiced after the reporting period to the extent such information was available during the preparation of this Monthly Operating Report.  Amounts relating to the reporting period but that are invoiced after the preparation of this Monthly Operating Report will be reported in the next Monthly Operating Report after the receipt of such invoices.

12.	Liabilities Not Subject to Compromise.

As a result of the commencement of these Chapter 11 Cases, the payment of pre-petition indebtedness is subject to compromise or other treatment under a chapter 11 plan. Generally, actions to enforce or otherwise effect payment of pre-commencement liabilities are stayed.  Although payment of prepetition claims generally is not permitted, the Bankruptcy Court has entered several orders authorizing the Debtors to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors’ businesses and assets.  To the extent such claims have been categorized as “Liabilities Not Subject to Compromise,” the Debtors reserve their right to dispute their obligation to make such payments.

The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.

13.	Reservation of Rights.

Given the complexity of the Debtors’ business, inadvertent errors, omissions or over-inclusion of contracts or leases may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary, but shall be under no obligation to do so.

Nothing contained in this Monthly Operating Report shall constitute a waiver of the Debtors’ rights or an admission with respect to these chapter 11 cases, including with respect to any issues involving the Debtors’ ownership interests, substantive consolidation, equitable subordination, defenses and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code, and any other relevant non-bankruptcy laws.

v

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

X
In re:	:	Chapter 11
GENERAL MARITIME COPORATION, et al.	:
	:	Case No. 11-15285
:
Debtors	:	Joint Administration Proceeding
X

Monthly Operating Report for the Period
From December 1, 2011 through December 31, 2011

Debtors' Address:	299 Park Avenue
New York, NY 10171

Debtors' Attorneys:	Kramer Levin Naftalis & Frankel LP
1177 Avenue of the Americas
New York, NY 10036

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Jeffrey D. Pribor	1/31/2012
Jeffrey D. Pribor	Date
EVP and Chief Financial Officer
General Maritime Corporation

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	12/1/11 - 12/31/11

		Federal Tax I.D. #	66-0716485

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post-petition Debts	MOR-4	X
Listing of Aged Accounts Payable			X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Taxes Reconciliation and Aging (See MOR 7)	MOR-5		X
Payments to Insiders and Professional	MOR-6	X
Post Petition Status of Secured Notes, Leases Payable	MOR-6	X
Debtor Questionnaire	MOR-7	X

FORM MOR

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	12/1/11 - 12/31/11

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report includes activity from the following Debtors:

Debtor	Case Number
Arlington Tankers Ltd.	11-15289
Arlington Tankers, LLC	11-15335
Companion Ltd.	11-15331
Compatriot Ltd.	11-15332
Concept Ltd.	11-15339
Concord Ltd.	11-15337
Consul Ltd.	11-15333
Contest Ltd.	11-15338
General Maritime Corporation	11-15285
General Maritime Investments LLC	11-15290
General Maritime Management LLC	11-15293
General Maritime Subsidiary Corporation	11-15287
General Maritime Subsidiary II Corporation	11-15288
General Maritime Subsidiary NSF Corporation	11-15291
General Product Carriers Corporation	11-15336
GMR Administration Corporation	11-15292
GMR Agamemnon LLC	11-15294
GMR Ajax LLC	11-15295
GMR Alexandra LLC	11-15296
GMR Argus LLC	11-15297
GMR Atlas LLC	11-15322
GMR Chartering LLC	11-15286
GMR Concept LLC	11-15342
GMR Concord LLC	11-15340
GMR Constantine LLC	11-15298
GMR Contest LLC	11-15341
GMR Daphne LLC	11-15299
GMR Defiance LLC	11-15300
GMR Elektra LLC	11-15301
GMR George T LLC	11-15302
GMR GP LLC	11-15303
GMR Gulf LLC	11-15304
GMR Harriet G LLC	11-15305
GMR Hercules LLC	11-15323
GMR Hope LLC	11-15306
GMR Horn LLC	11-15307
GMR Kara G LLC	11-15308
GMR Limited LLC	11-15309
GMR Maniate LLC	11-15324
GMR Minotaur LLC	11-15310
GMR Orion LLC	11-15311
GMR Phoenix LLC	11-15312
GMR Poseidon LLC	11-15325
GMR Princess LLC	11-15313
GMR Progress LLC	11-15314
GMR Revenge LLC	11-15315
GMR Spartiate LLC	11-15326
GMR Spyridon LLC	11-15317
GMR St. Nikolas LLC	11-15316
GMR Star LLC	11-15318
GMR Strength LLC	11-15319
GMR Trader LLC	11-15320
GMR Trust LLC	11-15321
GMR Ulysses LLC	11-15327
GMR Zeus LLC	11-15328
Victory Ltd.	11-15330
Vision Ltd.	11-15329

FORM NOTES

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	12/1/11 - 12/31/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Debtor	Case Number	Total Receipts	Intercompany Receipts1	Receipts Excluding Intercompany
GMR Minotaur LLC	11-15310	$1,179,561.47	$1,074,048.63	$105,512.84
GMR Constantine LLC	11-15298	360.77	360.64	0.13
GMR Ajax LLC	11-15295	1,391,631.48	969,744.83	421,886.65
GMR Agamemnon LLC	11-15294	1,054,695.06	502,061.00	552,634.06
GMR Alexandra LLC	11-15296	963,604.26	863,625.41	99,978.85
GMR Orion LLC	11-15311	2,482,866.69	519,399.02	1,963,467.67
GMR Gulf LLC	11-15304	0.37	0.00	0.37
GMR Phoenix LLC	11-15312	2,102,099.01	1,752,148.60	349,950.41
GMR Argus LLC	11-15297	2,150,250.46	2,147,790.42	2,460.04
GMR Spyridon LLC	11-15317	669,466.38	669,466.38	-
GMR Horn LLC	11-15307	2,336,416.48	2,174,190.01	162,226.47
GMR Hope LLC	11-15306	768,835.87	300,425.20	468,410.67
GMR Princess LLC	11-15313	6,117.16	6,116.95	0.21
GMR Progress LLC	11-15314	1,162,875.82	15.40	1,162,860.42
GMR Revenge LLC	11-15315	256,318.10	195,642.25	60,675.85
GMR Strength LLC	11-15319	945,205.60	322,661.52	622,544.08
GMR Defiance LLC	11-15300	1,350,677.84	1,213,322.08	137,355.76
GMR Harriet G LLC	11-15305	1,034,681.79	396,937.16	637,744.63
GMR Kara G LLC	11-15308	566,959.17	535,702.35	31,256.82
GMR George T LLC	11-15302	1,082,260.63	318,864.59	763,396.04
GMR St. Nikolas LLC	11-15316	1,124,016.68	368,549.47	755,467.21
GMR Daphne LLC	11-15299	2,764,640.18	2,764,635.56	4.62
GMR Elektra LLC	11-15301	809,237.28	461,821.97	347,415.31
GMR Contest LLC	11-15341	736,213.31	736,213.31	-
GMR Concept LLC	11-15342	735,517.00	735,517.00	-
GMR Concord LLC	11-15340	727,663.00	727,663.00	-
Consul Ltd.	11-15333	1,073,378.16	701,351.98	372,026.18
Victory Ltd.	11-15330	868,732.35	868,732.00	0.35
Vision Ltd.	11-15329	1,099,955.01	845,887.22	254,067.79
Compatriot Ltd.	11-15332	1,004,832.21	493,298.72	511,533.49
Companion Ltd.	11-15331	2,665,716.99	2,146,509.85	519,207.14
GMR Zeus LLC	11-15328	698,961.86	698,960.42	1.44
GMR Hercules LLC	11-15323	902,628.94	694,678.00	207,950.94
GMR Atlas LLC	11-15322	1,162,624.51	697,592.00	465,032.51
GMR Ulysses LLC	11-15327	997,421.28	767,523.00	229,898.28
GMR Poseidon LLC	11-15325	1,108,685.91	702,014.55	406,671.36
GMR Maniate LLC	11-15324	842,239.19	694,837.67	147,401.52
GMR Spartiate LLC	11-15326	804,914.34	591,515.58	213,398.76
GMR Administration Corporation	11-15292	0.56	0.00	0.56
Arlington Tankers Ltd.	11-15289	4,517,802.08	2,650,000.00	1,867,802.08
General Maritime Subsidiary Corporation	11-15287	17,219,559.72	7,218,175.00	10,001,384.72
General Maritime Management LLC	11-15293	200,005.56	200,000.00	5.56
General Maritime Subsidiary II Corporation	11-15288	4,700,002.61	4,700,000.00	2.61
General Maritime Corporation	11-15285	250,005.91	250,000.00	5.91
GMR Star LLC	11-15318	4,542.40	4,542.40	-

Total Cash Receipts		$68,524,181.45	$44,682,541.14	$23,841,640.31

Notes
1 - Intercompany Receipts includes transfers from Debtor entities.  No transfers from non-Debtor entities are included in these amounts.

FORM MOR-1

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	12/1/11 - 12/31/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Debtor	Case Number	Total Disbursements	Intercompany Disbursements1	Disbursements Excluding Intercompany
GMR Minotaur LLC	11-15310	$(1,139,326.19)	-	$(1,139,326.19)
GMR Constantine LLC	11-15298	(492.64)	-	(492.64)
GMR Ajax LLC	11-15295	(1,295,197.82)	-	(1,295,197.82)
GMR Agamemnon LLC	11-15294	(1,097,391.01)	(400,000.00)	(697,391.01)
GMR Alexandra LLC	11-15296	(846,845.35)	-	(846,845.35)
GMR Orion LLC	11-15311	(2,172,796.81)	(500,000.00)	(1,672,796.81)
GMR Gulf LLC	11-15304	(2,741.17)	-	(2,741.17)
GMR Phoenix LLC	11-15312	(2,004,362.51)	-	(2,004,362.51)
GMR Argus LLC	11-15297	(2,153,052.62)	-	(2,153,052.62)
GMR Spyridon LLC	11-15317	(631,988.40)	-	(631,988.40)
GMR Horn LLC	11-15307	(2,253,470.51)	-	(2,253,470.51)
GMR Hope LLC	11-15306	(1,717,824.15)	(400,000.00)	(1,317,824.15)
GMR Princess LLC	11-15313	(6,236.95)	-	(6,236.95)
GMR Progress LLC	11-15314	(1,517,254.40)	(1,500,000.00)	(17,254.40)
GMR Revenge LLC	11-15315	(195,858.25)	-	(195,858.25)
GMR Strength LLC	11-15319	(1,104,705.78)	(750,000.00)	(354,705.78)
GMR Defiance LLC	11-15300	(1,197,605.31)	(2,650.00)	(1,194,955.31)
GMR Harriet G LLC	11-15305	(626,026.52)	-	(626,026.52)
GMR Kara G LLC	11-15308	(772,114.61)	-	(772,114.61)
GMR George T LLC	11-15302	(1,122,979.23)	(750,000.00)	(372,979.23)
GMR St. Nikolas LLC	11-15316	(926,541.73)	(1,040.70)	(925,501.03)
GMR Daphne LLC	11-15299	(2,832,995.66)	-	(2,832,995.66)
GMR Elektra LLC	11-15301	(577,506.79)	(2,674.40)	(574,832.39)
GMR Contest LLC	11-15341	(736,213.31)	(5,500.00)	(730,713.31)
GMR Concept LLC	11-15342	(735,517.00)	-	(735,517.00)
GMR Concord LLC	11-15340	(727,663.00)	-	(727,663.00)
Consul Ltd.	11-15333	(701,483.98)	-	(701,483.98)
Victory Ltd.	11-15330	(868,832.00)	-	(868,832.00)
Vision Ltd.	11-15329	(1,145,951.22)	(302,402.00)	(843,549.22)
Compatriot Ltd.	11-15332	(893,442.72)	(400,000.00)	(493,442.72)
Companion Ltd.	11-15331	(2,531,665.85)	-	(2,531,665.85)
GMR Zeus LLC	11-15328	(699,116.42)	-	(699,116.42)
GMR Hercules LLC	11-15323	(694,820.00)	-	(694,820.00)
GMR Atlas LLC	11-15322	(1,097,736.00)	(400,000.00)	(697,736.00)
GMR Ulysses LLC	11-15327	(767,655.00)	-	(767,655.00)
GMR Poseidon LLC	11-15325	(1,202,158.55)	(500,000.00)	(702,158.55)
GMR Maniate LLC	11-15324	(683,043.44)	-	(683,043.44)
GMR Spartiate LLC	11-15326	(1,652,496.77)	-	(1,652,496.77)
GMR Administration Corporation	11-15292	-	-	-
Arlington Tankers Ltd.	11-15289	(4,614,488.34)	(4,569,938.25)	(44,550.09)
General Maritime Subsidiary Corporation	11-15287	(34,134,369.01)	(30,766,049.79)	(3,368,319.22)
General Maritime Management LLC	11-15293	(216,713.32)	-	(216,713.32)
General Maritime Subsidiary II Corporation	11-15288	(4,581,227.44)	(3,432,286.00)	(1,148,941.44)
General Maritime Corporation	11-15285	(256,290.76)	-	(256,290.76)
GMR Trader LLC	11-15320	-	-	-
GMR Star LLC	11-15318	(4,542.40)	-	(4,542.40)
GMR Trust LLC	11-15321	-	-	-
Contest Ltd.	11-15338	-	-	-
Concept Ltd.	11-15339	-	-	-
Concord Ltd.	11-15337	-	-	-
Arlington Tankers, LLC	11-15335	-	-	-
General Maritime Subsidiary NSF Corporation	11-15291	-	-	-
GMR Chartering LLC	11-15286	-	-	-
General Maritime Investments LLC	11-15290	-	-	-
General Product Carriers Corporation	11-15336	-	-	-
GMR GP LLC	11-15303	-	-	-
GMR Limited LLC	11-15309	-	-	-

Total Cash Disbursements		$(85,140,740.94)	$(44,682,541.14)	$(40,458,199.80)

Notes
1 - Intercompany Disbursements includes transfers to Debtor entities.  No transfers to non-Debtor entities are bincluded in these amounts.

FORM MOR-1 (CONT.)

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	12/1/11 - 12/31/11

BANK RECONCILIATIONS 1,2

Debtor	Case Number	Bank Account Description	Bank Acct. No. (Last 4 Digits)	Bank Balance
GMR Minotaur LLC	11-15310	Operating	8801	$88,970.18
GMR Constantine LLC	11-15298	Operating	9601	2,018.20
GMR Ajax LLC	11-15295	Operating	8901	96,676.13
GMR Agamemnon LLC	11-15294	Operating	7101	125,871.49
GMR Alexandra LLC	11-15296	Operating	4901	118,273.98
GMR Orion LLC	11-15311	Operating	2001	457,673.59
GMR Gulf LLC	11-15304	Operating	2001	3,684.59
GMR Phoenix LLC	11-15312	Operating	2001	197,701.64
GMR Argus LLC	11-15297	Operating	2001	97,111.07
GMR Spyridon LLC	11-15317	Operating	2001	43,099.26
GMR Horn LLC	11-15307	Operating	2001	140,748.00
GMR Hope LLC	11-15306	Operating	2001	184,944.21
GMR Princess LLC	11-15313	Operating	2001	2,983.81
GMR Progress LLC	11-15314	Operating	2001	561,204.52
GMR Revenge LLC	11-15315	Operating	2001	65,847.45
GMR Strength LLC	11-15319	Operating	2001	470,958.36
GMR Defiance LLC	11-15300	Operating	2001	200,549.00
GMR Harriet G LLC	11-15305	Operating	2001	474,767.92
GMR Kara G LLC	11-15308	Operating	2001	27,222.58
GMR George T LLC	11-15302	Operating	3001	367,697.64
GMR St. Nikolas LLC	11-15316	Operating	2001	279,816.38
GMR Daphne LLC	11-15299	Operating	2001	49,437.50
GMR Elektra LLC	11-15301	Operating	2001	338,089.85
Consul Ltd.	11-15333	Operating	2001	380,120.02
Victory Ltd.	11-15330	Operating	2001	5,153.46
Vision Ltd.	11-15329	Operating	2001	177,449.38
Compatriot Ltd.	11-15332	Operating	2001	111,973.77
Companion Ltd.	11-15331	Operating	2001	135,544.25
GMR Zeus LLC	11-15328	Operating	2001	20,824.96
GMR Hercules LLC	11-15323	Operating	2001	212,620.18
GMR Atlas LLC	11-15322	Operating	2001	157,747.95
GMR Ulysses LLC	11-15327	Operating	2001	233,219.98
GMR Poseidon LLC	11-15325	Operating	2001	358,532.91
GMR Maniate LLC	11-15324	Operating	2001	166,378.45
GMR Spartiate LLC	11-15326	Operating	2001	379,481.85
GMR Administration Corporation	11-15292	Operating	2001	8,177.65
Arlington Tankers Ltd.	11-15289	Operating	2001	9,263.46
General Maritime Subsidiary Corporation	11-15287	Operating	3005	324,939.95
General Maritime Subsidiary Corporation	11-15287	Operating	8193	28,561.41
General Maritime Subsidiary Corporation	11-15287	Operating	2102	1,274,336.81
General Maritime Subsidiary Corporation	11-15287	Operating	8001	541,296.51
General Maritime Management LLC	11-15293	Operating	2001	24,337.38
General Maritime Subsidiary II Corporation	11-15288	Operating	2001	187,869.99
General Maritime Corporation	11-15285	Operating	2001	25,591.58

				$9,158,769.25

Notes
1 - The Debtors have not included copies of bank statements or cash disbursements journals due to the voluminous nature of such documents.
2 - The Debtors reconcile their bank accounts on a monthly basis.

FORM MOR-1 (CONT.)

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	12/1/11 - 12/31/11

STATEMENT OF OPERATIONS (Income Statement)

	Month ended December 31, 2011		November 17 through December 31, 2011
VOYAGE REVENUES:
Voyage revenues	$23,666,425		$29,568,159

OPERATING EXPENSES:
Voyage expenses	9,672,516		12,587,073
Direct vessel expenses	8,770,812		12,130,075
Bareboat lease expense	836,945		1,214,920
General and administrative	3,581,646		4,380,907
Depreciation and amortization	7,816,197		11,347,994
Goodwill impairment	-		-
Loss on impairment of vessel	-		-
Loss / (Gain) on disposal of vessels and vessel equipment	5,643		(150,882)
Total operating expenses	30,683,759		41,510,087
OPERATING LOSS	(7,017,334)		(11,941,928)

OTHER (EXPENSE) INCOME:
Interest expense, net	(8,016,797)		(11,480,341)
Other income (expense)	108,704		2,064,725
Reorganization items, net	(5,551,844	) A	(18,443,639	) B
Net other expense	(13,459,937)		(27,859,255)
Net loss	$(20,477,271)		$(39,801,183)

The accompanying notes are an integral part of the financial statements.

A	Reorganization items, net consists of professional fees incurred.

B
Net other expense was erroneously reported as $14,415,879 rather than $14,399,318 on the November 2011 MOR. The cumulative column for November 17 through December 31, 2011 reflects the corrected amount.

FORM MOR-2

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	12/1/11 - 12/31/11

BALANCE SHEET

	December 31, 2011

ASSETS
CURRENT ASSETS:
Cash	$9,158,769
Due from charterers, net	27,846,140
Prepaid expenses and other current assets	40,046,692
Total current assets	77,051,601

NONCURRENT ASSETS:
Vessels, net of accumulated depreciation	1,513,132,737
Other fixed assets, net	11,899,934
Deferred drydock costs, net	24,175,544
Deferred financing costs, net	30,014,769
Other assets	9,651,290
Total noncurrent assets	1,588,874,274
TOTAL ASSETS	$1,665,925,875

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$28,982,476
Current portion of long-term debt	1,063,869,950
Deferred voyage revenue	937,500
Due to affiliated companies	5,502,740
Derivative liability	6,076,146
Total current liabilities	1,105,368,812
NONCURRENT LIABILITIES:
Long-term debt	-
Other noncurrent liabilities	4,548,281
Derivative liability and Warrants	1,560,687
Liabilities subject to compromise	324,770,039	A
Total noncurrent liabilities	330,879,007
TOTAL LIABILITIES	1,436,247,819

SHAREHOLDERS' EQUITY	229,678,056
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,665,925,875

The accompanying notes are an integral part of the financial statements.

A	Liabilities subject to compromise consist of the following:

	Par value and accrued interest on Senior Notes	$318,100,000
	Pre-petition amounts due to suppliers, agents and brokers	6,670,039
		$324,770,039

FORM MOR-3

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	12/1/11 - 12/31/11

STATUS OF POST-PETITION TAXES 1,2

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding	$-	$84,862.54	$84,862.54			$-
FICA-Employee	-	11,808.83	11,808.83			-
FICA-Employer	-	14,966.26	14,966.26			-
Unemployment	-	-	-			-
Income	-	-	-			-
Other: _____	-	1,410.10	1,410.10			-
Total Federal Taxes	-	113,047.73	113,047.73			-
State and Local
Withholding	-	29,983.90	29,983.90			-
Sales	-	-	-			-
Excise	-	-	-			-
Unemployment	-	-	-			-
Real Property3	-	-	-			-
Personal Property	-	-	-			-
Other: _____	-	-	-			-
Total State and Local	-	29,983.90	29,983.90			-

Total Taxes	$-	$143,031.63	$143,031.63			$-

Notes
1 - The Debtors have not included copies of Form 6123 and tax returns filed during this period due to the voluminous nature of these reports
2 - The Debtors believe they are paying all undisputed taxes and preparing and filing all returns when due or obtaining extensions where necessary.
3 - The Debtors do not own any real property.  Real estate taxes paid by the Debtors are paid as part of an underlying lease obligation and the failure to pay such lease payments would not result in claims by the taxing authority against the Debtors.

SUMMARY OF UNPAID POST-PETITION DEBTS 1

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	$1,554,447.50	$1,490,392.03	$1,819,764.54	$-	$-	$4,864,604.07
Wages Payable						-
Taxes Payable						-
Rent/Leases-Building						-
Rent/Leases-Equipment						-
Secured Debt/Adequate Protection Payments						-
Professional Fees	328,465.71	3,211,956.51	217,518.73			3,757,940.95
Amounts Due to Insiders	3,799.28					3,799.28
Other: _____						-
Other: _____						-
Total Post-petition Debts	$1,886,712.49	$4,702,348.54	$2,037,283.27	$-	$-	$8,626,344.30

Notes
1 - The Debtors believe they are paying all undisputed post-petition obligations according to terms.  Aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.

FORM MOR-4

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	12/1/11 - 12/31/11

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING 1

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$13,579,717.63
Plus: Amounts billed during the period		14,870,920.50
Less: Amounts collected during the period		(12,669,745.81)
Total Accounts Receivable at the end of the reporting period		$15,780,892.32

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$8,092,896.16				$8,092,896.16
31 - 60 days old	1,862,693.12				1,862,693.12
61 - 90 days old	1,092,305.89				1,092,305.89
91+ days old	4,732,997.15				4,732,997.15
Total Accounts Receivable	15,780,892.32	-	-	-	15,780,892.32

Less: Bad Debts (Amount considered uncollectible)	(2,430,777.33)				(2,430,777.33)

Net Accounts Receivable1	$13,350,114.99	$-	$-	$-	$13,350,114.99

Notes
1 - The Debtors have not included $14,496,025.01 of accrued accounts receivable that have not yet been invoiced to charterers.

FORM MOR-5

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	11/17/11 - 11/30/11

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
John Tavlarios	Salary	$50,000.00	$87,500.00
John Tavlarios	Expense reimbursement	21,685.13	28,141.48
Jeffrey Pribor	Salary	34,615.38	60,576.92
Jeffrey Pribor	Expense reimbursement	225.32	225.32
John Georgiopoulos	Salary	26,923.08	47,115.39
Peter Bell	Salary	26,923.08	47,115.39
Peter Bell	Expense reimbursement	538.02	538.02
Milton Gonzales	Salary	19,230.76	33,653.83
Milton Gonzales	Expense reimbursement	6,574.74	6,574.74
Brian Kerr	Salary	10,769.24	18,846.17

TOTAL PAYMENTS TO INSIDERS		$197,484.75	$330,287.26

PROFESSIONALS
NAME	AMOUNT BILLED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL BILLED TO DATE	TOTAL UNPAID
Kramer Levin Naftalis and Frankel LLP	$-	$-	$-	$894,543.70	$894,543.70
Curtis, Mallet-Prevost, Colt & Molse LLP	-	-	-	21,617.20	21,617.20
Moelis & Co.	750,000.00	-	-	750,000.00	750,000.00
Deloitte Touche LLP	-	-	-	-	-
Deloitte Financial Advisory Services LP	-	-	-	-	-
GCG Inc.	6,827.20	-	-	6,827.20	6,827.20
White & Case LLP	521,534.24	-	-	521,534.24	521,534.24
Kirkland & Ellis LLP	1,403,617.70	-	-	1,403,617.70	1,403,617.70
Houlihan Lokey	156,967.91	-	-	156,967.91	156,967.91
Lazard Freres & Co. LLC	233,534.36	233,534.36	233,534.36	233,534.36	-
Jones Day	-	-	-	-	-
Lowenstein Sandler PC	-	-	-	-	-
Perella Weinberg Partners LP	-	-	-	-	-
Constantine Georgiopoulos*	-	-	-	-	-
Chalos, O’Connor & Duffy*	-	-	-	-	-
Katten Muchen Rosenman LLP*	-	-	-	-	-
Reeder & Simpson P.C.*	-	-	-	-	-
Wong Partnership*	-	-	-	-	-
Golsblat BLP*	2,824.00	-	-	2,824.00	2,824.00
Conyers Dill & Pearman*	-	-	-	-	-
Seward & Kissel*	-	-	-	-	-
George E. Henries*	-	-	-	-	-
TOTAL PAYMENTS TO PROFESSIONALS		$233,534.36	$233,534.36	$3,991,466.31	$3,757,931.95

*Ordinary course professional retention pending approval.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS 1

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH
DIP Principal		$-
DIP Interest		313,750.00
First Lien Secured Debt Principal		3,079,211.72
First Lien Secured Debt Interest		-
Swap Agreement Payments		-
Leases		-
Adequate Assurance Payments - Utilities		21,000.00
TOTAL PAYMENTS		$3,413,961.72

Notes
1 - Interest payments include fees paid on undrawn portions of credit facilities.

FORM MOR-6

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	12/1/11 - 12/31/11

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		x
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		x
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		x
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		x
5	Is the Debtor delinquent in paying any insurance premium payment?		x
6	Have any payments been made on pre-petition liabilities this reporting period?	x
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	x
8	Are any post petition payroll taxes past due?		x
9	Are any post petition State or Federal income taxes past due?		x
10	Are any post petition real estate taxes past due?		x
11	Are any other post petition taxes past due?		x
12	Have any pre-petition taxes been paid during this reporting period?		x
13	Are any amounts owed to post petition creditors delinquent?		x
14	Are any wage payments past due?		x
15	Have any post petition loans been received by the Debtor from any party?	x
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		x
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		x
18	Have the owners or shareholders received any compensation outside of the normal course of business?		x

Explanations
6	The Debtors have made payments on account of pre-petition liabilities in accordance with Orders of the Bankruptcy Court specifically authorizing such payments.
7
The Debtors have approximately $46,000 in related party receivables from (a) Peter C. Georgiopoulos, Chairman of the Debtors' Board of Directors, (b) P C Georgiopoulos & Co. LLC, an investment management company controlled by Peter C. Georgiopoulos, (c) Aegean Marine Petroleum Network Inc., a company where Peter C. Georgiopoulos and John Tavlarios, Director, President and Chief Executive Officer of the Debtors, are directors and (d) Genco Shipping & Trading Limited, a company where Peter C. Georgiopoulos serves as Chairman on the Board of Directors, for amounts incurred on their behalf for rent and other expenses incurred in the ordinary course of business.  These amounts are reimbursed to the Debtors in the ordinary course of business.

15	The Debtors entered into a Debtor-in-Possession financing agreement during the reporting period.

FORM MOR-7